Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2018
4

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Revenues
Premiums	$9,571	$9,178	$15,153	$10,242	$9,267	$38,992	$43,840
Universal life and investment-type product policy fees	1,358	1,392	1,370	1,343	1,397	5,510	5,502
Net investment income	4,454	3,745	4,473	4,486	3,462	17,363	16,166
Other revenues	406	474	475	479	452	1,341	1,880
Net investment gains (losses)	106	(333)	(227)	117	145	(308)	(298)
Net derivative gains (losses)	(55)	349	(59)	(378)	939	(590)	851
Total revenues	15,840	14,805	21,185	16,289	15,662	62,308	67,941

Expenses
Policyholder benefits and claims	9,295	8,718	14,866	10,080	8,992	38,313	42,656
Interest credited to policyholder account balances	1,526	769	1,424	1,334	486	5,607	4,013
Policyholder dividends	306	297	309	327	318	1,231	1,251
Capitalization of DAC	(784)	(796)	(834)	(810)	(814)	(3,002)	(3,254)
Amortization of DAC and VOBA	736	693	707	732	843	2,681	2,975
Amortization of negative VOBA	(27)	(22)	(16)	(7)	(11)	(140)	(56)
Interest expense on debt	278	286	309	267	260	1,129	1,122
Other expenses	3,549	3,204	3,319	3,287	3,117	12,953	12,927
Total expenses	14,879	13,149	20,084	15,210	13,191	58,772	61,634
Income (loss) from continuing operations before provision for income tax	961	1,656	1,101	1,079	2,471	3,536	6,307
Provision for income tax expense (benefit)	(1,354)	399	207	164	409	(1,470)	1,179
Income (loss) from continuing operations, net of income tax	2,315	1,257	894	915	2,062	5,006	5,128
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	(986)	—
Net income (loss)	2,315	1,257	894	915	2,062	4,020	5,128
Less: Net income (loss) attributable to noncontrolling interests	(2)	4	3	3	(5)	10	5
Net income (loss) attributable to MetLife, Inc.	2,317	1,253	891	912	2,067	4,010	5,123
Less: Preferred stock dividends	45	6	46	32	57	103	141
Net income (loss) available to MetLife, Inc.'s common shareholders	$2,272	$1,247	$845	$880	$2,010	$3,907	$4,982

Premiums, fees and other revenues	$11,335	$11,044	$16,998	$12,064	$11,116	$45,843	$51,222

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Net income (loss) available to MetLife, Inc.'s common shareholders	$2,272	$1,247	$845	$880	$2,010
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	106	(333)	(227)	117	145
Less: Net derivative gains (losses)	(55)	349	(59)	(378)	939
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(296)	(146)	(233)	(360)	(202)
Less: Provision for income tax (expense) benefit	1,837	(42)	41	128	(213)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	(2)	4	3	3	(5)
Adjusted earnings available to common shareholders	$678	$1,423	$1,326	$1,376	$1,336

Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$2.14	$1.19	$0.83	$0.88	$2.04
Less: Net investment gains (losses)	0.10	(0.32)	(0.22)	0.12	0.15
Less: Net derivative gains (losses)	(0.05)	0.33	(0.06)	(0.38)	0.95
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.28)	(0.14)	(0.23)	(0.37)	(0.20)
Less: Provision for income tax (expense) benefit	1.73	(0.04)	0.04	0.13	(0.22)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	—	—	—	(0.01)
Adjusted earnings available to common shareholders per common share - diluted	$0.64	$1.36	$1.30	$1.38	$1.35

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Notable items impacting adjusted earnings available to common shareholders:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	7	—	—	—	—
Actuarial assumption review and other insurance adjustments	(110)	62	—	(68)	—
Litigation reserves & settlement costs	(55)	—	—	—	(60)
Expense initiative costs	(42)	(34)	(62)	(88)	(100)
Other expense-related items	—	—	—	—	—
Tax adjustments	(298)	—	—	—	247
Total notable items (2)	$(498)	$28	$(62)	$(156)	$87

Notable items impacting adjusted earnings available to common shareholders per common share - diluted:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	$0.01	$—	$—	$—	$—
Actuarial assumption review and other insurance adjustments	$(0.10)	$0.06	$—	$(0.07)	$—
Litigation reserves & settlement costs	$(0.05)	$—	$—	$—	$(0.06)
Expense initiative costs	$(0.04)	$(0.03)	$(0.06)	$(0.09)	$(0.10)
Other expense-related items	$—	$—	$—	$—	$—
Tax adjustments	$(0.28)	$—	$—	$—	$0.25
Total notable items (2)	$(0.47)	$0.03	$(0.06)	$(0.16)	$0.09

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Weighted average common shares outstanding - diluted	1,062.1	1,044.4	1,023.8	1,000.7	987.6

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Book value per common share (1)	$54.24	$52.49	$50.28	$48.94	$51.53
Book value per common share, excluding AOCI other than FCTA (1)	$42.92	$43.36	$42.76	$42.97	$44.62
Book value per common share - tangible common stockholders' equity (1)	$33.63	$33.80	$33.22	$33.37	$34.77

	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Return on MetLife, Inc.'s (2):
Common stockholders' equity	16.3%	9.0%	6.5%	7.1%	16.5%
Common stockholders' equity, excluding AOCI other than FCTA	20.6%	11.2%	7.8%	8.3%	18.9%
Tangible common stockholders' equity	26.4%	14.4%	10.1%	10.8%	24.4%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	4.9%	10.3%	10.2%	11.2%	10.9%
Common stockholders' equity, excluding AOCI other than FCTA	6.1%	12.8%	12.2%	12.9%	12.5%
Tangible common stockholders' equity	8.0%	16.4%	15.8%	16.8%	16.2%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Common shares outstanding, beginning of period	1,054.3	1,043.6	1,024.1	1,000.2	986.6
Share repurchases	(11.9)	(21.4)	(24.1)	(14.1)	(28.4)
Newly issued shares	1.2	1.9	0.2	0.5	0.4
Common shares outstanding, end of period	1,043.6	1,024.1	1,000.2	986.6	958.6

Weighted average common shares outstanding - basic	1,052.5	1,035.9	1,015.6	992.7	980.3
Dilutive effect of the exercise or issuance of stock-based awards	9.6	8.5	8.2	8.0	7.3
Weighted average common shares outstanding - diluted	1,062.1	1,044.4	1,023.8	1,000.7	987.6

MetLife Policyholder Trust Shares	155.2	153.5	151.6	150.0	148.0

(1) Calculated using common shares outstanding, end of period.

(2) Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and adjusted return on MetLife, Inc.'s common stockholders' equity for the years ended December 31, 2018 and 2017.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Total revenues	$15,840	$14,805	$21,185	$16,289	$15,662	$62,308	$67,941
Less: Net investment (gains) losses	106	(333)	(227)	117	145	(308)	(298)
Less: Net derivative (gains) losses	(55)	349	(59)	(378)	939	(590)	851
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(2)	(5)	(5)	11	(8)	12	(7)
Less: Other adjustments to revenues:
GMIB fees	31	30	31	32	27	125	120
Investment hedge adjustments	(85)	(110)	(119)	(125)	(121)	(435)	(475)
Operating joint venture adjustments	—	1	—	—	—	—	1
Unit-linked contract income	436	(353)	286	149	(765)	1,300	(683)
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	6	4	5	5	5	22	19
Certain partnership distributions	—	(12)	(21)	(1)	(27)	—	(61)
TSA fees	—	79	78	78	70	—	305
Divested businesses	—	7	—	1	—	(562)	8
Total adjusted revenues	$15,403	$15,148	$21,216	$16,400	$15,397	$62,744	$68,161

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Net investment income	$4,454	$3,745	$4,473	$4,486	$3,462	$17,363	$16,166
Less: Adjustments to net investment income:
Investment hedge adjustments	(85)	(110)	(119)	(125)	(121)	(435)	(475)
Operating joint venture adjustments	—	1	—	—	—	—	1
Unit-linked contract income	436	(353)	286	149	(765)	1,300	(683)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	(12)	(21)	(1)	(27)	—	(61)
Divested businesses	—	—	—	1	—	(46)	1
Net investment income, as reported on an adjusted basis	$4,103	$4,219	$4,327	$4,462	$4,375	$16,544	$17,383

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Premiums, fees and other revenues	$11,335	$11,044	$16,998	$12,064	$11,116	$45,843	$51,222
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	(2)	(5)	(5)	11	(8)	12	(7)
GMIB fees	31	30	31	32	27	125	120
Settlement of foreign currency earnings hedges	6	4	5	5	5	22	19
TSA fees	—	79	78	78	70	—	305
Divested businesses	—	7	—	—	—	(516)	7
Adjusted premiums, fees and other revenues	$11,300	$10,929	$16,889	$11,938	$11,022	$46,200	$50,778
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,181	$10,692	$16,731	$11,885	$11,022

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Total expenses	$14,879	$13,149	$20,084	$15,210	$13,191	$58,772	$61,634
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(28)	(14)	(10)	89	44	(60)	109
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass-through adjustments	(77)	41	—	(13)	1	(31)	29
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	93	15	60	187	(10)	352	252
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	2	—	(1)	—	(1)	13	(2)
PAB hedge adjustments	—	(1)	(1)	(1)	(1)	(3)	(4)
Unit-linked contract costs	420	(347)	268	133	(730)	1,264	(676)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	5	(7)	(5)	(3)	5	(12)	(10)
Regulatory implementation costs	—	1	2	3	5	—	11
Acquisition, integration and other costs	23	11	14	13	(14)	65	24
TSA fees	—	79	78	78	70	—	305
Divested businesses	244	9	83	24	14	496	130
Total adjusted expenses	$14,197	$13,362	$19,596	$14,700	$13,808	$56,688	$61,466

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Capitalization of DAC	$(784)	$(796)	$(834)	$(810)	$(814)	$(3,002)	$(3,254)
Less: Divested businesses	—	(1)	—	—	—	34	(1)
Capitalization of DAC, as reported on an adjusted basis	$(784)	$(795)	$(834)	$(810)	$(814)	$(3,036)	$(3,253)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Other expenses	$3,549	$3,204	$3,319	$3,287	$3,117	$12,953	$12,927
Less: Noncontrolling interest	5	(7)	(5)	(3)	5	(12)	(10)
Less: Regulatory implementation costs	—	1	2	3	5	—	11
Less: Acquisition, integration and other costs	23	11	14	13	(14)	65	24
Less: TSA fees	—	79	78	78	70	—	305
Less: Divested businesses	244	10	53	9	(4)	491	68
Other expenses, as reported on an adjusted basis	$3,277	$3,110	$3,177	$3,187	$3,055	$12,409	$12,529
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,215	$3,008	$3,104	$3,163	$3,055

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Other expenses	$3,549	$3,204	$3,319	$3,287	$3,117	$12,953	$12,927
Capitalization of DAC	(784)	(796)	(834)	(810)	(814)	(3,002)	(3,254)
Other expenses, net of capitalization of DAC	$2,765	$2,408	$2,485	$2,477	$2,303	$9,951	$9,673

Premiums, fees and other revenues	$11,335	$11,044	$16,998	$12,064	$11,116	$45,843	$51,222

Expense ratio	24.4%	21.8%	14.6%	20.5%	20.7%	21.7%	18.9%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,697	$1,462	$1,500	$1,543	$1,369	$6,006	$5,874
Pension, postretirement and postemployment benefit costs	66	49	47	45	44	301	185
Premium taxes, other taxes, and licenses & fees	153	178	187	193	197	620	755
Commissions and other variable expenses	1,361	1,421	1,443	1,406	1,445	5,482	5,715
Other expenses, as reported on an adjusted basis	3,277	3,110	3,177	3,187	3,055	12,409	12,529
Capitalization of DAC, as reported on an adjusted basis	(784)	(795)	(834)	(810)	(814)	(3,036)	(3,253)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,493	2,315	2,343	2,377	2,241	9,373	9,276
Less: Total notable items related to other expenses, as reported on an adjusted basis	149	43	78	112	(19)	377	214
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,344	$2,272	$2,265	$2,265	$2,260	$8,996	$9,062

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Employee related costs	$846	$937	$894	$921	$912	$3,599	$3,664
Third party staffing costs	519	381	401	435	486	1,691	1,703
General and administrative expenses	332	144	205	187	(29)	716	507
Direct expenses	1,697	1,462	1,500	1,543	1,369	6,006	5,874
Less: Total notable items related to direct expenses	149	43	78	112	(19)	296	214
Direct expenses, excluding total notable items related to direct expenses	$1,548	$1,419	$1,422	$1,431	$1,388	$5,710	$5,660

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,493	$2,315	$2,343	$2,377	$2,241	$9,373	$9,276
Less: Total notable items related to other expenses, as reported on an adjusted basis	149	43	78	112	(19)	377	214
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,344	$2,272	$2,265	$2,265	$2,260	$8,996	$9,062

Adjusted premiums, fees and other revenues	$11,300	$10,929	$16,889	$11,938	$11,022	$46,200	$50,778
Less: Pension risk transfer ("PRT")	597	—	5,952	1,018	(76)	3,305	6,894
Adjusted premiums, fees and other revenues, excluding PRT	$10,703	$10,929	$10,937	$10,920	$11,098	$42,895	$43,884

Direct expense ratio	15.0%	13.4%	8.9%	12.9%	12.4%	13.0%	11.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.5%	13.0%	13.0%	13.1%	12.5%	13.3%	12.9%

Adjusted expense ratio	22.1%	21.2%	13.9%	19.9%	20.3%	20.3%	18.3%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	21.9%	20.8%	20.7%	20.7%	20.4%	21.0%	20.6%

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$308,931	$304,711	$306,331	$304,840	$298,265
Equity securities available-for-sale, at estimated fair value	2,513	1,544	1,483	1,479	1,440
Contractholder-directed equity securities and fair value option securities, at estimated fair value	16,745	16,444	13,848	13,540	12,616
Mortgage loans	68,731	71,055	70,852	72,461	75,752
Policy loans	9,669	9,744	9,702	9,703	9,699
Real estate and real estate joint ventures	9,637	9,862	9,741	9,977	9,698
Other limited partnership interests	5,708	5,876	5,985	6,374	6,613
Short-term investments, principally at estimated fair value	4,870	5,121	3,853	5,231	3,937
Other invested assets	17,263	17,486	17,017	16,336	18,190
Total investments	444,067	441,843	438,812	439,941	436,210
Cash and cash equivalents, principally at estimated fair value	12,701	13,927	16,312	12,490	15,821
Accrued investment income	3,524	3,638	3,512	3,691	3,582
Premiums, reinsurance and other receivables	18,423	19,368	19,608	19,820	19,644
Deferred policy acquisition costs and value of business acquired	18,419	19,330	19,013	19,160	18,895
Goodwill	9,590	9,733	9,499	9,440	9,422
Other assets	8,167	8,387	8,230	8,493	8,408
Separate account assets	205,001	196,358	191,347	185,416	175,556
Total assets	$719,892	$712,584	$706,333	$698,451	$687,538

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$177,974	$180,348	$184,461	$185,476	$186,780
Policyholder account balances	182,518	184,289	182,493	184,094	183,693
Other policy-related balances	15,515	16,023	15,908	16,207	16,529
Policyholder dividends payable	682	672	695	709	677
Policyholder dividend obligation	2,121	1,277	792	456	428
Payables for collateral under securities loaned and other transactions	25,723	26,151	27,030	26,075	24,794
Short-term debt	477	526	479	290	268
Long-term debt	15,686	15,707	14,536	13,408	12,829
Collateral financing arrangements	1,121	1,108	1,085	1,073	1,060
Junior subordinated debt securities	3,144	3,145	3,146	3,146	3,147
Current income tax payable	311	155	222	166	441
Deferred income tax liability	6,767	6,304	5,377	4,924	5,414
Other liabilities	23,982	24,013	24,930	25,202	22,964
Separate account liabilities	205,001	196,358	191,347	185,416	175,556
Total liabilities	661,022	656,076	652,501	646,642	634,580

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	31,111	31,653	32,454	32,475	32,474
Retained earnings	26,527	26,453	26,870	27,331	28,926
Treasury stock, at cost	(6,401)	(7,442)	(8,557)	(9,193)	(10,393)
Accumulated other comprehensive income (loss)	7,427	5,634	2,854	1,000	1,722
Total MetLife, Inc.'s stockholders' equity	58,676	56,310	53,633	51,625	52,741
Noncontrolling interests	194	198	199	184	217
Total equity	58,870	56,508	53,832	51,809	52,958
Total liabilities and equity	$719,892	$712,584	$706,333	$698,451	$687,538

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY
SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$352	$283	$335	$474	$297
RETIREMENT AND INCOME SOLUTIONS	266	426	436	426	450
PROPERTY & CASUALTY	133	115	74	104	120
TOTAL U.S.	$751	$824	$845	$1,004	$867
ASIA	471	472	524	397	392
LATIN AMERICA	158	215	200	235	180
EMEA	91	102	112	70	81
METLIFE HOLDINGS	276	529	346	405	283
CORPORATE & OTHER	(541)	(356)	(407)	(411)	(214)
Total adjusted earnings before provision for income tax	$1,206	$1,786	$1,620	$1,700	$1,589

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$122	$65	$74	$104	$67
RETIREMENT AND INCOME SOLUTIONS	93	87	89	87	94
PROPERTY & CASUALTY	38	19	11	18	21
TOTAL U.S.	$253	$171	$174	$209	$182
ASIA	161	145	161	131	111
LATIN AMERICA	33	75	55	65	43
EMEA	12	21	26	15	26
METLIFE HOLDINGS	82	104	66	78	60
CORPORATE & OTHER	(58)	(159)	(234)	(206)	(226)
Total provision for income tax expense (benefit)	$483	$357	$248	$292	$196

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$230	$218	$261	$370	$230
RETIREMENT AND INCOME SOLUTIONS	173	339	347	339	356
PROPERTY & CASUALTY	95	96	63	86	99
TOTAL U.S.	$498	$653	$671	$795	$685
ASIA	310	327	363	266	281
LATIN AMERICA	125	140	145	170	137
EMEA	79	81	86	55	55
METLIFE HOLDINGS	194	425	280	327	223
CORPORATE & OTHER (1)	(528)	(203)	(219)	(237)	(45)
Total adjusted earnings available to common shareholders (1)	$678	$1,423	$1,326	$1,376	$1,336

ADJUSTED RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

U.S.
GROUP BENEFITS	32.7%	31.2%	37.3%	52.9%	32.9%
RETIREMENT AND INCOME SOLUTIONS	12.5%	21.8%	22.4%	21.8%	22.9%
PROPERTY & CASUALTY	20.4%	20.7%	13.6%	18.6%	21.4%
TOTAL U.S.	19.5%	24.1%	24.7%	29.3%	25.2%
ASIA	9.9%	9.2%	10.2%	7.5%	7.9%
LATIN AMERICA	17.0%	17.8%	18.5%	21.7%	17.5%
EMEA	9.8%	9.3%	9.9%	6.3%	6.3%
METLIFE HOLDINGS	6.9%	16.9%	11.1%	13.0%	8.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

U.S.	22.7%	27.9%	28.6%	33.9%	29.2%
ASIA	15.8%	13.9%	15.4%	11.3%	12.0%
LATIN AMERICA	29.3%	29.8%	30.9%	36.2%	29.1%
EMEA	16.1%	15.3%	16.2%	10.5%	10.5%
METLIFE HOLDINGS	7.8%	19.0%	12.6%	14.6%	10.0%

(1) Includes impact of preferred stock dividends of $45 million, $6 million, $46 million, $32 million and $57 million for the three months ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

(2) Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$5,583	$5,217	$11,302	$6,431	$5,236	$23,632	$28,186
Universal life and investment-type product policy fees	249	258	262	252	281	1,012	1,053
Net investment income	1,607	1,662	1,719	1,787	1,809	6,396	6,977
Other revenues	206	204	203	206	208	806	821
Total adjusted revenues	7,645	7,341	13,486	8,676	7,534	31,846	37,037

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,580	5,138	11,233	6,219	5,175	23,627	27,765
Interest credited to policyholder account balances	388	407	439	457	487	1,474	1,790
Capitalization of DAC	(116)	(106)	(114)	(116)	(113)	(458)	(449)
Amortization of DAC and VOBA	113	115	114	128	120	459	477
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	4	2	4	11	12
Other expenses	926	961	965	982	994	3,682	3,902
Total adjusted expenses	6,894	6,517	12,641	7,672	6,667	28,795	33,497
Adjusted earnings before provision for income tax	751	824	845	1,004	867	3,051	3,540
Provision for income tax expense (benefit)	253	171	174	209	182	1,024	736
Adjusted earnings	498	653	671	795	685	2,027	2,804
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$498	$653	$671	$795	$685	$2,027	$2,804

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$498	$653	$671	$795	$685	$2,027	$2,804
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	102	(110)	67	58	(87)	180	(72)
Net derivative gains (losses)	13	(54)	151	(17)	188	(21)	268
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(35)	(54)	(74)	(63)	(83)	(195)	(274)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	8	(2)	6	(1)	(5)	11
Interest credited to policyholder account balances	—	1	1	1	1	3	4
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(28)	45	(31)	2	(2)	12	14
Income (loss) from continuing operations, net of income tax	549	489	783	782	701	2,001	2,755
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	549	489	783	782	701	2,001	2,755
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	549	489	783	782	701	2,001	2,755
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$549	$489	$783	$782	$701	$2,001	$2,755

Adjusted premiums, fees and other revenues	$6,038	$5,679	$11,767	$6,889	$5,725	$25,450	$30,060
Less: PRT	597	—	5,952	1,018	(76)	3,305	6,894
Adjusted premiums, fees and other revenues, excluding PRT	$5,441	$5,679	$5,815	$5,871	$5,801	$22,145	$23,166

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$3,780	$4,094	$4,051	$3,988	$3,949	$15,387	$16,082
Universal life and investment-type product policy fees	198	203	199	200	202	799	804
Net investment income	275	279	277	296	275	1,125	1,127
Other revenues	127	126	128	129	132	494	515
Total adjusted revenues	4,380	4,702	4,655	4,613	4,558	17,805	18,528

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,413	3,744	3,659	3,455	3,577	14,017	14,435
Interest credited to policyholder account balances	34	33	36	37	39	136	145
Capitalization of DAC	(7)	(7)	(8)	(6)	(6)	(31)	(27)
Amortization of DAC and VOBA	7	11	10	22	10	36	53
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	—	1	2	2
Other expenses	580	638	622	631	640	2,313	2,531
Total adjusted expenses	4,028	4,419	4,320	4,139	4,261	16,473	17,139
Adjusted earnings before provision for income tax	352	283	335	474	297	1,332	1,389
Provision for income tax expense (benefit)	122	65	74	104	67	464	310
Adjusted earnings	230	218	261	370	230	868	1,079
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$230	$218	$261	$370	$230	$868	$1,079

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$230	$218	$261	$370	$230	$868	$1,079
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	7	(17)	(11)	29	4	13	5
Net derivative gains (losses)	(13)	(45)	17	(21)	53	(28)	4
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(15)	(16)	(16)	(15)	(18)	(69)	(65)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	7	17	2	—	(7)	29	12
Income (loss) from continuing operations, net of income tax	216	157	253	363	262	813	1,035
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	216	157	253	363	262	813	1,035
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	216	157	253	363	262	813	1,035
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$216	$157	$253	$363	$262	$813	$1,035

Adjusted premiums, fees and other revenues	$4,105	$4,423	$4,378	$4,317	$4,283	$16,680	$17,401

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$902	$244	$6,359	$1,535	$373	$4,699	$8,511
Universal life and investment-type product policy fees	51	55	63	52	79	213	249
Net investment income	1,294	1,340	1,400	1,444	1,492	5,109	5,676
Other revenues	73	72	70	71	71	290	284
Total adjusted revenues	2,320	1,711	7,892	3,102	2,015	10,311	14,720

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,587	806	6,938	2,144	998	7,048	10,886
Interest credited to policyholder account balances	354	374	403	420	448	1,338	1,645
Capitalization of DAC	(9)	(5)	(1)	(2)	(7)	(31)	(15)
Amortization of DAC and VOBA	4	6	6	5	7	20	24
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	3	2	3	9	10
Other expenses	116	102	107	107	116	458	432
Total adjusted expenses	2,054	1,285	7,456	2,676	1,565	8,842	12,982
Adjusted earnings before provision for income tax	266	426	436	426	450	1,469	1,738
Provision for income tax expense (benefit)	93	87	89	87	94	513	357
Adjusted earnings	173	339	347	339	356	956	1,381
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$173	$339	$347	$339	$356	$956	$1,381

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$173	$339	$347	$339	$356	$956	$1,381
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	93	(90)	81	31	(66)	160	(44)
Net derivative gains (losses)	24	(8)	133	4	134	9	263
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(20)	(38)	(58)	(48)	(65)	(126)	(209)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(1)	8	(2)	6	(1)	(5)	11
Interest credited to policyholder account balances	—	1	1	1	1	3	4
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(33)	27	(33)	1	—	(15)	(5)
Income (loss) from continuing operations, net of income tax	236	239	469	334	359	982	1,401
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	236	239	469	334	359	982	1,401
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	236	239	469	334	359	982	1,401
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$236	$239	$469	$334	$359	$982	$1,401

Adjusted premiums, fees and other revenues	$1,026	$371	$6,492	$1,658	$523	$5,202	$9,044
Less: PRT	597	—	5,952	1,018	(76)	3,305	6,894
Adjusted premiums, fees and other revenues, excluding PRT	$429	$371	$540	$640	$599	$1,897	$2,150

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$901	$879	$892	$908	$914	$3,546	$3,593
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	38	43	42	47	42	162	174
Other revenues	6	6	5	6	5	22	22
Total adjusted revenues	945	928	939	961	961	3,730	3,789

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	580	588	636	620	600	2,562	2,444
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(100)	(94)	(105)	(108)	(100)	(396)	(407)
Amortization of DAC and VOBA	102	98	98	101	103	403	400
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	230	221	236	244	238	911	939
Total adjusted expenses	812	813	865	857	841	3,480	3,376
Adjusted earnings before provision for income tax	133	115	74	104	120	250	413
Provision for income tax expense (benefit)	38	19	11	18	21	47	69
Adjusted earnings	95	96	63	86	99	203	344
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$95	$96	$63	$86	$99	$203	$344

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$95	$96	$63	$86	$99	$203	$344
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(3)	(3)	(2)	(25)	7	(33)
Net derivative gains (losses)	2	(1)	1	—	1	(2)	1
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(2)	1	—	1	5	(2)	7
Income (loss) from continuing operations, net of income tax	97	93	61	85	80	206	319
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	97	93	61	85	80	206	319
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	97	93	61	85	80	206	319
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$97	$93	$61	$85	$80	$206	$319

Adjusted premiums, fees and other revenues	$907	$885	$897	$914	$919	$3,568	$3,615

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$18,939	$18,927	$18,958	$18,909	$18,904
Premiums and deposits	4,553	4,933	4,876	4,784	4,764
Surrenders and withdrawals	(588)	(621)	(617)	(611)	(599)
Benefit payments	(3,496)	(3,822)	(3,786)	(3,541)	(3,691)
Net Flows	469	490	473	632	474
Net transfers from (to) separate account	—	—	—	(1)	(1)
Interest	129	138	142	145	147
Policy charges	(148)	(149)	(150)	(147)	(147)
Other	(462)	(448)	(514)	(634)	(453)
Balance, end of period	$18,927	$18,958	$18,909	$18,904	$18,924

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$857	$889	$880	$898	$935
Premiums and deposits	62	63	62	63	64
Surrenders and withdrawals	(17)	(21)	(16)	(16)	(14)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net Flows	44	41	45	46	49
Investment performance	41	3	27	44	(117)
Net transfers from (to) general account	—	—	—	1	1
Policy charges	(51)	(52)	(52)	(53)	(52)
Other	(2)	(1)	(2)	(1)	(3)
Balance, end of period	$889	$880	$898	$935	$813

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$321	$325	$310	$313	$319
Pension, postretirement and postemployment benefit costs	16	7	13	10	8
Premium taxes, other taxes, and licenses & fees	52	83	81	86	83
Commissions and other variable expenses	191	223	218	222	230
Other expenses, as reported on an adjusted basis	$580	$638	$622	$631	$640

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Group Life (1)
Adjusted premiums, fees and other revenues	$1,633	$1,739	$1,741	$1,722	$1,688
Mortality ratio	87.2%	88.0%	87.9%	85.0%	89.4%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,640	$1,719	$1,687	$1,713	$1,742
Interest adjusted benefit ratio (3)	73.7%	75.9%	73.1%	68.1%	73.2%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$107,296	$108,147	$108,096	$113,324	$114,796
Premiums and deposits	17,659	20,064	23,118	21,295	15,711
Surrenders and withdrawals	(16,912)	(20,895)	(17,158)	(19,576)	(17,014)
Benefit payments	(841)	(816)	(928)	(1,002)	(998)
Net Flows	(94)	(1,647)	5,032	717	(2,301)
Net transfers from (to) separate account	6	(9)	—	—	—
Interest	880	904	969	1,013	1,040
Policy charges	(6)	(34)	(39)	(37)	(10)
Other	65	735	(734)	(221)	128
Balance, end of period	$108,147	$108,096	$113,324	$114,796	$113,653

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$82,341	$80,354	$76,709	$77,223	$70,396
Premiums and deposits	1,261	1,651	2,234	850	2,355
Surrenders and withdrawals	(2,889)	(4,567)	(2,133)	(7,370)	(2,276)
Benefit payments	(11)	(17)	(34)	(17)	(18)
Net Flows	(1,639)	(2,933)	67	(6,537)	61
Investment performance	812	(798)	30	564	(542)
Net transfers from (to) general account	(6)	9	—	—	—
Policy charges	(76)	(78)	(78)	(74)	(93)
Other	(1,078)	155	495	(780)	801
Balance, end of period	$80,354	$76,709	$77,223	$70,396	$70,623

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$64	$67	$63	$59	$63
Pension, postretirement and postemployment benefit costs	5	1	2	2	1
Premium taxes, other taxes, and licenses & fees	13	2	6	5	11
Commissions and other variable expenses	34	32	36	41	41
Other expenses, as reported on an adjusted basis	$116	$102	$107	$107	$116

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Investment income yield excluding variable investment income	4.43%	4.50%	4.73%	4.70%	4.80%
Variable investment income yield	0.22%	0.22%	0.16%	0.21%	0.27%
Total investment income yield	4.65%	4.72%	4.89%	4.91%	5.07%
Average crediting rate	3.38%	3.44%	3.60%	3.66%	3.77%
Annualized general account spread	1.27%	1.28%	1.29%	1.25%	1.30%

Annualized general account spread excluding variable investment income yield	1.05%	1.06%	1.13%	1.04%	1.03%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$104	$103	$103	$110	$109
Pension, postretirement and postemployment benefit costs	8	4	4	4	3
Premium taxes, other taxes, and licenses & fees	23	20	26	26	24
Commissions and other variable expenses	95	94	103	104	102
Other expenses, as reported on an adjusted basis	$230	$221	$236	$244	$238

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Net Written Premiums by Product
Auto	$581	$586	$611	$632	$588
Homeowners & Other	291	261	330	339	307
Total	$872	$847	$941	$971	$895
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$901	$879	$892	$908	$914
Loss and loss adjustment expense ratio	64.4%	66.9%	71.3%	68.2%	65.6%
Other expense ratio	25.5%	25.3%	25.5%	25.8%	26.2%
Total combined ratio	89.9%	92.2%	96.8%	94.0%	91.8%

Effect of catastrophe losses	3.0%	6.6%	12.1%	5.4%	2.7%
Combined ratio excluding catastrophes	86.9%	85.6%	84.7%	88.6%	89.1%
Prior year development	(1.2)%	(0.6)%	(0.4)%	(0.3)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	88.1%	86.2%	85.1%	88.9%	89.7%
Auto
Net earned premium	$591	$582	$591	$599	$603
Loss and loss adjustment expense ratio	74.9%	65.8%	66.1%	70.0%	74.0%
Other expense ratio	24.9%	25.5%	25.1%	25.5%	25.5%
Total combined ratio	99.8%	91.3%	91.2%	95.5%	99.5%

Effect of catastrophe losses	0.6%	(0.2)%	0.9%	1.5%	—%
Combined ratio excluding catastrophes	99.2%	91.5%	90.3%	94.0%	99.5%
Prior year development	(1.8)%	(0.7)%	(0.3)%	(0.4)%	(0.1)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	101.0%	92.2%	90.6%	94.4%	99.6%
Homeowners & Other
Net earned premium	$310	$297	$301	$309	$311
Loss and loss adjustment expense ratio	44.4%	68.9%	81.4%	64.7%	49.4%
Other expense ratio	26.6%	24.9%	26.5%	26.5%	27.5%
Total combined ratio	71.0%	93.8%	107.9%	91.2%	76.9%

Effect of catastrophe losses	7.6%	19.8%	34.1%	12.9%	8.0%
Combined ratio excluding catastrophes	63.4%	74.0%	73.8%	78.3%	68.9%
Prior year development	(0.2)%	(0.4)%	(0.6)%	(0.2)%	(1.5)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	63.6%	74.4%	74.4%	78.5%	70.4%
Catastrophe Losses Before Provision for Income Tax
Auto	$4	$(1)	$5	$9	$—
Homeowners & Other	23	59	103	40	25
Total	$27	$58	$108	$49	$25

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$1,692	$1,748	$1,654	$1,689	$1,675	$6,755	$6,766
Universal life and investment-type product policy fees	385	394	399	428	409	1,584	1,630
Net investment income	792	795	839	830	853	2,985	3,317
Other revenues	11	15	13	12	11	43	51
Total adjusted revenues	2,880	2,952	2,905	2,959	2,948	11,367	11,764

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,290	1,343	1,237	1,354	1,392	5,075	5,326
Interest credited to policyholder account balances	348	351	362	381	371	1,351	1,465
Capitalization of DAC	(442)	(465)	(495)	(478)	(477)	(1,710)	(1,915)
Amortization of DAC and VOBA	295	314	313	366	309	1,300	1,302
Amortization of negative VOBA	(20)	(15)	(12)	(4)	(8)	(111)	(39)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	938	952	976	943	969	3,613	3,840
Total adjusted expenses	2,409	2,480	2,381	2,562	2,556	9,518	9,979
Adjusted earnings before provision for income tax	471	472	524	397	392	1,849	1,785
Provision for income tax expense (benefit)	161	145	161	131	111	620	548
Adjusted earnings	310	327	363	266	281	1,229	1,237
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$310	$327	$363	$266	$281	$1,229	$1,237

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$310	$327	$363	$266	$281	$1,229	$1,237
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	67	78	5	(72)	131	128	142
Net derivative gains (losses)	40	259	(177)	(339)	569	31	312
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	(1)	(4)	(3)	10	(9)	13	(6)
Net investment income	116	(86)	7	60	(243)	314	(262)
Other revenues	6	4	5	5	5	22	19
Policyholder benefits and claims and policyholder dividends	(2)	—	1	1	1	(20)	3
Interest credited to policyholder account balances	(127)	74	(16)	(64)	224	(345)	218
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	3	7	1	(17)	14	(9)	5
Amortization of negative VOBA	1	1	—	—	—	9	1
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(11)	(4)	—	(3)	—	(27)	(7)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(31)	(92)	49	126	(198)	(47)	(115)
Income (loss) from continuing operations, net of income tax	371	564	235	(27)	775	1,298	1,547
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	371	564	235	(27)	775	1,298	1,547
Less: Net income (loss) attributable to noncontrolling interests	—	—	1	(1)	—	2	—
Net income (loss) attributable to MetLife, Inc.	371	564	234	(26)	775	1,296	1,547
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$371	$564	$234	$(26)	$775	$1,296	$1,547

Adjusted premiums, fees and other revenues	$2,088	$2,157	$2,066	$2,129	$2,095	$8,382	$8,447

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Adjusted premiums, fees and other revenues	$2,088	$2,157	$2,066	$2,129	$2,095

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,076	$2,070	$1,998	$2,110	$2,095
Add: Operating joint ventures premiums, fees and other revenues, on a constant currency basis (1), (2)	209	222	208	216	243
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,285	$2,292	$2,206	$2,326	$2,338

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$352	$332	$334	$325	$336
Pension, postretirement and postemployment benefit costs	22	21	20	20	22
Premium taxes, other taxes, and licenses & fees	28	37	44	40	44
Commissions and other variable expenses	536	562	578	558	567
Other expenses, as reported on an adjusted basis	$938	$952	$976	$943	$969
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$496	$487	$481	$465	$492

Other expenses, as reported on an adjusted basis, on a constant currency basis	$934	$916	$945	$932	$969
Add: Operating joint ventures other expenses, as reported on an adjusted basis, on a constant currency basis (1), (2)	87	86	88	92	104
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,021	$1,002	$1,033	$1,024	$1,073
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$548	$517	$521	$514	$555

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Japan:
Life	$161	$164	$165	$165	$182
Accident & Health	87	78	90	103	99
Annuities	95	168	200	180	126
Other	2	2	2	1	2
Total Japan	345	412	457	449	409
Other Asia	253	223	216	260	219
Total sales	$598	$635	$673	$709	$628

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Adjusted earnings available to common shareholders	$310	$327	$363	$266	$281
Adjusted earnings available to common shareholders, on a constant currency basis	$305	$314	$354	$264	$281

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$700	$699	$688	$692	$681	$2,693	$2,760
Universal life and investment-type product policy fees	280	282	275	229	264	1,044	1,050
Net investment income	328	276	327	339	297	1,219	1,239
Other revenues	8	8	9	7	11	32	35
Total adjusted revenues	1,316	1,265	1,299	1,267	1,253	4,988	5,084

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	666	646	660	670	626	2,535	2,602
Interest credited to policyholder account balances	94	98	95	102	99	369	394
Capitalization of DAC	(100)	(94)	(91)	(97)	(95)	(364)	(377)
Amortization of DAC and VOBA	78	60	71	5	73	224	209
Amortization of negative VOBA	—	—	—	(1)	—	(1)	(1)
Interest expense on debt	1	2	1	2	1	5	6
Other expenses	419	338	363	351	369	1,479	1,421
Total adjusted expenses	1,158	1,050	1,099	1,032	1,073	4,247	4,254
Adjusted earnings before provision for income tax	158	215	200	235	180	741	830
Provision for income tax expense (benefit)	33	75	55	65	43	156	238
Adjusted earnings	125	140	145	170	137	585	592
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$125	$140	$145	$170	$137	$585	$592

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$125	$140	$145	$170	$137	$585	$592
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(81)	3	1	5	9	(47)	18
Net derivative gains (losses)	(65)	149	(116)	35	(132)	108	(64)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	7	—	—	—	—	7
Net investment income	9	(7)	(16)	(3)	(19)	69	(45)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	78	(49)	2	6	1	36	(40)
Interest credited to policyholder account balances	(15)	(16)	—	(12)	7	(105)	(21)
Capitalization of DAC	—	1	—	—	—	—	1
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	1	—	2	2	—	8	4
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	9	(42)	36	(5)	36	(41)	25
Income (loss) from continuing operations, net of income tax	61	186	54	198	39	613	477
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	61	186	54	198	39	613	477
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	1	2	7	6
Net income (loss) attributable to MetLife, Inc.	59	185	52	197	37	606	471
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$59	$185	$52	$197	$37	$606	$471

Adjusted premiums, fees and other revenues	$988	$989	$972	$928	$956	$3,769	$3,845

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$175	$105	$142	$128	$148
Pension, postretirement and postemployment benefit costs	2	1	1	1	1
Premium taxes, other taxes, and licenses & fees	18	17	15	16	18
Commissions and other variable expenses	224	215	205	206	202
Other expenses, as reported on an adjusted basis	$419	$338	$363	$351	$369
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$319	$244	$272	$254	$274
Other expenses, as reported on an adjusted basis, on a constant currency basis	$377	$295	$336	$342	$369
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$285	$210	$251	$248	$274

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Mexico	$85	$73	$76	$74	$82
Chile	69	79	78	84	81
All other	55	47	48	46	59
Total sales	$209	$199	$202	$204	$222

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Adjusted premiums, fees and other revenues	$988	$989	$972	$928	$956
Adjusted earnings available to common shareholders	$125	$140	$145	$170	$137

Adjusted premiums, fees and other revenues, on a constant currency basis	$910	$889	$913	$901	$956
Adjusted earnings available to common shareholders, on a constant currency basis	$115	$131	$124	$163	$137

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$527	$551	$546	$514	$520	$2,061	$2,131
Universal life and investment-type product policy fees	109	112	107	105	107	405	431
Net investment income	80	75	73	73	72	309	293
Other revenues	15	16	20	15	15	58	66
Total adjusted revenues	731	754	746	707	714	2,833	2,921

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	256	294	286	281	266	1,077	1,127
Interest credited to policyholder account balances	25	25	26	24	25	100	100
Capitalization of DAC	(113)	(118)	(121)	(109)	(120)	(414)	(468)
Amortization of DAC and VOBA	97	106	108	110	110	357	434
Amortization of negative VOBA	(6)	(6)	(4)	(2)	(3)	(19)	(15)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	381	351	339	333	355	1,376	1,378
Total adjusted expenses	640	652	634	637	633	2,477	2,556
Adjusted earnings before provision for income tax	91	102	112	70	81	356	365
Provision for income tax expense (benefit)	12	21	26	15	26	59	88
Adjusted earnings	79	81	86	55	55	297	277
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$79	$81	$86	$55	$55	$297	$277

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$79	$81	$86	$55	$55	$297	$277
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	(6)	4	3	4	(10)	5
Net derivative gains (losses)	11	1	(2)	39	(10)	32	28
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	6	6	6	9	4	26	25
Net investment income	294	(293)	269	65	(529)	848	(488)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	7	5	(24)	(42)	30	(28)	(31)
Interest credited to policyholder account balances	(278)	289	(252)	(57)	499	(814)	479
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	1	1	1	(1)	—	1	1
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(6)	(4)	(12)	(8)	17	(16)	(7)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(21)	7	(4)	(6)	10	(35)	7
Income (loss) from continuing operations, net of income tax	91	87	72	57	80	301	296
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	91	87	72	57	80	301	296
Less: Net income (loss) attributable to noncontrolling interests	—	—	1	1	—	2	2
Net income (loss) attributable to MetLife, Inc.	91	87	71	56	80	299	294
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$91	$87	$71	$56	$80	$299	$294

Adjusted premiums, fees and other revenues	$651	$679	$673	$634	$642	$2,524	$2,628

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$169	$136	$113	$127	$135
Pension, postretirement and postemployment benefit costs	2	2	3	2	2
Premium taxes, other taxes, and licenses & fees	9	7	6	10	10
Commissions and other variable expenses	201	206	217	194	208
Other expenses, as reported on an adjusted basis	$381	$351	$339	$333	$355
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$268	$233	$218	$224	$235
Other expenses, as reported on an adjusted basis, on a constant currency basis	$365	$328	$324	$329	$355
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$259	$220	$209	$222	$235

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Adjusted premiums, fees and other revenues	$651	$679	$673	$634	$642
Adjusted earnings available to common shareholders	$79	$81	$86	$55	$55

Adjusted premiums, fees and other revenues, on a constant currency basis	$622	$629	$642	$627	$642
Adjusted earnings available to common shareholders, on a constant currency basis	$72	$70	$79	$54	$55
Total sales on a constant currency basis	$215	$247	$213	$185	$200

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Adjusted revenues
Premiums	$1,074	$950	$957	$949	$1,023	$4,144	$3,879
Universal life and investment-type product policy fees	305	314	301	286	317	1,361	1,218
Net investment income	1,375	1,352	1,329	1,375	1,323	5,607	5,379
Other revenues	74	67	68	70	45	244	250
Total adjusted revenues	2,828	2,683	2,655	2,680	2,708	11,356	10,726

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,818	1,550	1,706	1,766	1,811	7,000	6,833
Interest credited to policyholder account balances	251	236	235	238	235	1,018	944
Capitalization of DAC	(11)	(10)	(10)	(8)	(8)	(82)	(36)
Amortization of DAC and VOBA	159	100	101	13	118	302	332
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	2	2	3	24	9
Other expenses	333	276	275	264	266	1,365	1,081
Total adjusted expenses	2,552	2,154	2,309	2,275	2,425	9,627	9,163
Adjusted earnings before provision for income tax	276	529	346	405	283	1,729	1,563
Provision for income tax expense (benefit)	82	104	66	78	60	547	308
Adjusted earnings	194	425	280	327	223	1,182	1,255
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$194	$425	$280	$327	$223	$1,182	$1,255

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$194	$425	$280	$327	$223	$1,182	$1,255
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	24	(106)	(66)	58	(50)	71	(164)
Net derivative gains (losses)	(18)	34	17	(164)	376	(339)	263
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	24	23	23	24	24	98	94
Net investment income	(37)	(39)	(40)	(38)	(40)	(181)	(157)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(79)	(11)	(27)	(126)	47	(322)	(117)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	3	(4)	(1)	(90)	(126)	68	(221)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	153	22	19	71	(49)	337	63
Income (loss) from continuing operations, net of income tax	264	344	205	62	405	914	1,016
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	264	344	205	62	405	914	1,016
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	264	344	205	62	405	914	1,016
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$264	$344	$205	$62	$405	$914	$1,016

Adjusted premiums, fees and other revenues	$1,453	$1,331	$1,326	$1,305	$1,385	$5,749	$5,347

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$80,528	$80,795	$79,992	$80,103	$80,258
Premiums and deposits (2), (3)	1,375	1,243	1,200	1,234	1,321
Surrenders and withdrawals	(646)	(638)	(602)	(628)	(627)
Benefit payments	(679)	(733)	(703)	(747)	(721)
Net Flows	50	(128)	(105)	(141)	(27)
Net transfers from (to) separate account	11	8	12	19	4
Interest	825	811	816	821	827
Policy charges	(199)	(199)	(193)	(192)	(196)
Other	(420)	(1,295)	(419)	(352)	(132)
Balance, end of period	$80,795	$79,992	$80,103	$80,258	$80,734

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$21,180	$20,791	$20,419	$20,153	$19,925
Premiums and deposits (2), (3)	109	109	110	97	99
Surrenders and withdrawals	(470)	(450)	(397)	(424)	(525)
Benefit payments	(161)	(170)	(171)	(145)	(149)
Net Flows	(522)	(511)	(458)	(472)	(575)
Net transfers from (to) separate account	16	33	60	89	74
Interest	156	154	149	151	145
Policy charges	(4)	(5)	(5)	(4)	(4)
Other	(35)	(43)	(12)	8	219
Balance, end of period	$20,791	$20,419	$20,153	$19,925	$19,784

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$5,670	$5,855	$5,167	$5,254	$5,450
Premiums and deposits (3)	69	71	66	65	66
Surrenders and withdrawals	(63)	(59)	(66)	(66)	(56)
Benefit payments	(6)	(8)	(8)	(8)	(21)
Net Flows	—	4	(8)	(9)	(11)
Investment performance	270	(9)	200	294	(713)
Net transfers from (to) general account	(11)	(8)	(12)	(19)	(4)
Policy charges	(71)	(68)	(67)	(66)	(67)
Other	(3)	(607)	(26)	(4)	5
Balance, end of period	$5,855	$5,167	$5,254	$5,450	$4,660

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Balance, beginning of period	$45,278	$45,678	$43,958	$43,241	$43,128
Premiums and deposits (3)	107	107	108	80	90
Surrenders and withdrawals	(1,125)	(1,188)	(1,201)	(1,149)	(1,131)
Benefit payments	(106)	(113)	(106)	(101)	(94)
Net Flows	(1,124)	(1,194)	(1,199)	(1,170)	(1,135)
Investment performance	1,766	(275)	766	1,369	(4,157)
Net transfers from (to) general account	(16)	(33)	(60)	(89)	(74)
Policy charges	(228)	(218)	(225)	(221)	(213)
Other	2	—	1	(2)	—
Balance, end of period	$45,678	$43,958	$43,241	$43,128	$37,549

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Direct and allocated expenses	$209	$184	$181	$175	$182
Pension, postretirement and postemployment benefit costs	23	5	7	6	5
Premium taxes, other taxes, and licenses & fees	17	20	19	20	15
Commissions and other variable expenses	84	67	68	63	64
Other expenses, as reported on an adjusted basis	$333	$276	$275	$264	$266

SPREAD BY PRODUCT
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Investment income yield excluding variable investment income	5.42%	5.38%	5.68%	5.39%	5.36%
Variable investment income yield	0.16%	0.18%	0.03%	0.19%	0.18%
Total investment income yield	5.58%	5.56%	5.71%	5.58%	5.54%
Average crediting rate	4.48%	4.51%	4.53%	4.49%	4.61%
Annualized general account spread	1.10%	1.05%	1.18%	1.09%	0.93%

Annualized general account spread excluding variable investment income yield	0.94%	0.87%	1.15%	0.90%	0.75%

ANNUITIES (1)

	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Investment income yield excluding variable investment income	4.79%	4.78%	4.80%	4.87%	4.78%
Variable investment income yield	0.20%	0.53%	0.22%	0.37%	0.33%
Total investment income yield	4.99%	5.31%	5.02%	5.24%	5.11%
Average crediting rate	3.12%	3.16%	3.11%	3.18%	3.10%
Annualized general account spread	1.87%	2.15%	1.91%	2.06%	2.01%

Annualized general account spread excluding variable investment income yield	1.67%	1.62%	1.69%	1.69%	1.68%

(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS
OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Life (1)
Adjusted premiums, fees and other revenues	$993	$879	$881	$872	$964
Interest adjusted benefit ratio	56.5%	47.6%	52.6%	64.6%	58.0%

Lapse Ratio (2)
Traditional life	4.7%	4.9%	4.9%	5.0%	5.2%
Variable & universal life	4.4%	4.3%	4.3%	4.4%	4.4%
Fixed annuity	6.9%	7.0%	7.3%	7.6%	8.6%
Variable annuity	8.5%	9.0%	9.5%	10.0%	10.2%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Adjusted revenues
Premiums	$(5)	$13	$6	$(33)	$132	$54	$118
Universal life and investment-type product policy fees	1	—	—	—	—	1	—
Net investment income	(79)	59	40	58	21	28	178
Other revenues	86	81	79	86	87	271	333
Total adjusted revenues	3	153	125	111	240	354	629

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(7)	(3)	3	(38)	118	26	80
Interest credited to policyholder account balances	—	—	—	—	—	1	—
Capitalization of DAC	(2)	(2)	(3)	(2)	(1)	(8)	(8)
Amortization of DAC and VOBA	1	2	1	2	1	6	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	272	280	272	246	234	1,105	1,032
Other expenses	280	232	259	314	102	894	907
Total adjusted expenses	544	509	532	522	454	2,024	2,017
Adjusted earnings before provision for income tax	(541)	(356)	(407)	(411)	(214)	(1,670)	(1,388)
Provision for income tax expense (benefit)	(58)	(159)	(234)	(206)	(226)	(688)	(825)
Adjusted earnings	(483)	(197)	(173)	(205)	12	(982)	(563)
Preferred stock dividends	45	6	46	32	57	103	141
Adjusted earnings available to common shareholders	$(528)	$(203)	$(219)	$(237)	$(45)	$(1,085)	$(704)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$(483)	$(197)	$(173)	$(205)	$12	$(982)	$(563)
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(4)	(192)	(238)	65	138	(630)	(227)
Net derivative gains (losses)	(36)	(40)	68	68	(52)	(401)	44
Premiums	—	—	—	—	—	(347)	—
Universal life and investment-type product policy fees	—	—	—	—	—	(34)	—
Net investment income	4	5	—	3	1	(36)	9
Other revenues	—	79	78	78	70	(135)	305
Policyholder benefits and claims and policyholder dividends	(1)	—	—	—	—	135	—
Interest credited to policyholder account balances	—	—	—	—	—	(33)	—
Capitalization of DAC	—	—	—	—	—	(34)	—
Amortization of DAC and VOBA	—	—	—	—	—	(93)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	(30)	(15)	(18)	16	(63)
Other expenses	(256)	(86)	(132)	(91)	(79)	(509)	(388)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1,755	18	(28)	(60)	(10)	2,962	(80)
Income (loss) from continuing operations, net of income tax	979	(413)	(455)	(157)	62	(121)	(963)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	(986)	—
Net income (loss)	979	(413)	(455)	(157)	62	(1,107)	(963)
Less: Net income (loss) attributable to noncontrolling interests	(4)	3	(1)	2	(7)	(1)	(3)
Net income (loss) attributable to MetLife, Inc.	983	(416)	(454)	(159)	69	(1,106)	(960)
Less: Preferred stock dividends	45	6	46	32	57	103	141
Net income (loss) available to MetLife, Inc.’s common shareholders	$938	$(422)	$(500)	$(191)	$12	$(1,209)	$(1,101)

Adjusted premiums, fees and other revenues	$82	$94	$85	$53	$219	$326	$451

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Other business activities	$9	$6	$12	$13	$10	$28	$41
Other net investment income	28	57	50	107	49	221	263
Interest expense on debt	(297)	(293)	(282)	(256)	(245)	(1,198)	(1,076)
Corporate initiatives and projects	(78)	(39)	(97)	(132)	(137)	(275)	(405)
Other	(138)	(87)	(90)	(101)	(90)	(384)	(368)
Provision for income tax expense (benefit) and other tax-related items	(7)	159	234	164	425	626	982
Preferred stock dividends	(45)	(6)	(46)	(32)	(57)	(103)	(141)
Adjusted earnings available to common shareholders	$(528)	$(203)	$(219)	$(237)	$(45)	$(1,085)	$(704)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Fixed Maturity Securities
Yield (1)	4.30%	4.19%	4.30%	4.30%	4.23%
Investment income (2), (3), (4)	$2,913	$2,839	$2,945	$2,980	$2,914
Investment gains (losses) (3)	—	(95)	(46)	106	40
Ending carrying value (2), (3)	309,796	305,647	306,991	305,520	299,136
Mortgage Loans
Yield (1)	4.55%	4.53%	4.59%	4.80%	4.72%
Investment income (4)	778	792	815	859	874
Investment gains (losses)	11	(21)	(15)	4	(24)
Ending carrying value	68,731	71,055	70,852	72,461	75,752
Real Estate and Real Estate Joint Ventures
Yield (1)	3.29%	3.39%	4.46%	3.67%	2.83%
Investment income (3)	79	83	109	90	70
Investment gains (losses) (3)	167	25	89	40	172
Ending carrying value	9,637	9,862	9,741	9,977	9,698
Policy Loans
Yield (1)	5.46%	5.12%	5.21%	5.35%	5.16%
Investment income	131	124	127	130	125
Ending carrying value	9,669	9,744	9,702	9,703	9,699
Equity Securities
Yield (1)	6.37%	3.79%	4.94%	4.74%	6.09%
Investment income	36	16	15	14	19
Investment gains (losses)	54	(31)	34	18	(96)
Ending carrying value	2,513	1,544	1,483	1,479	1,440
Other Limited Partnership Interests
Yield (1)	10.64%	15.10%	9.48%	14.86%	12.47%
Investment income (3)	149	219	141	229	203
Investment gains (losses) (3)	(8)	—	8	1	—
Ending carrying value	5,708	5,876	5,985	6,374	6,613
Cash and Short-term Investments
Yield (1)	1.73%	1.87%	2.30%	2.79%	2.67%
Investment income	40	46	61	71	66
Investment gains (losses)	(21)	(4)	1	(5)	2
Ending carrying value	17,571	19,048	20,165	17,721	19,758
Other Invested Assets (1)
Investment income (3)	98	228	231	211	217
Investment gains (losses) (3)	(25)	(126)	(58)	17	5
Ending carrying value	17,263	17,486	17,017	16,336	18,190
Total Investments
Investment income yield (1)	4.40%	4.50%	4.54%	4.65%	4.54%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.12)%	(0.12)%	(0.12)%
Net Investment Income Yield (1), (3)	4.27%	4.37%	4.42%	4.53%	4.42%
Investment income	$4,224	$4,347	$4,444	$4,584	$4,488
Investment fees and expenses	(121)	(128)	(117)	(121)	(113)
Net investment income including Divested businesses	4,103	4,219	4,327	4,463	4,375
Less: Net investment income from Divested businesses	—	—	—	1	—
Net Investment Income, as reported on an adjusted basis (3)	$4,103	$4,219	$4,327	$4,462	$4,375
Ending Carrying Value (3)	$440,888	$440,262	$441,936	$439,571	$440,286
Gross investment gains	$396	$163	$324	$443	$569
Gross investment losses	(195)	(297)	(310)	(232)	(440)
Writedowns	(23)	(118)	(1)	(30)	(30)
Investment Portfolio Gains (Losses) (3)	178	(252)	13	181	99
Investment portfolio gains (losses) income tax (expense) benefit	(59)	51	(39)	(77)	(10)
Investment Portfolio Gains (Losses), Net of Income Tax	$119	$(201)	$(26)	$104	$89

Derivative gains (losses) (3)	$(134)	$244	$(172)	$(497)	$824
Derivative gains (losses) income tax (expense) benefit	168	(84)	57	125	(201)
Derivative Gains (Losses), Net of Income Tax	$34	$160	$(115)	$(372)	$623

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-8 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed equity securities and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $865 million, $936 million, $660 million, $680 million and $871 million in ending carrying value, and $7 million, $6 million, $8 million, $11 million and $26 million of investment income related to fair value option securities at or for the three months ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities and FVO Brighthouse common stock of $15,874 million, $15,502 million, $13,182 million, $12,855 million and $11,741 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $6 million, $6 million, $5 million and $4 million at December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net investment gains (losses) - GAAP basis	$106	$(333)	$(227)	$117	$145
Less: Operating joint venture adjustments	—	(1)	—	—	—
Less: Partnerships at fair value	—	(5)	(1)	12	6
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(72)	(75)	(239)	(76)	40
Investment portfolio gains (losses) - in above yield table	$178	$(252)	$13	$181	$99

	For the Three Months Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net derivative gains (losses) - GAAP basis	$(55)	$349	$(59)	$(378)	$939
Less: Investment hedge adjustments	85	110	119	125	121
Less: Settlement of foreign currency earnings hedges	(6)	(4)	(5)	(5)	(5)
Less: PAB hedge adjustments	—	(1)	(1)	(1)	(1)
Derivative gains (losses) - in above yield table	$(134)	$244	$(172)	$(497)	$824

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Fixed Maturity Securities
Yield (1)	4.29%	4.19%	4.24%	4.26%	4.26%
Investment income (2), (3), (4)	$11,401	$2,839	$5,784	$8,764	$11,678
Investment gains (losses) (3)	318	(95)	(141)	(35)	5
Ending carrying value (2), (3)	309,796	305,647	306,991	305,520	299,136
Mortgage Loans
Yield (1)	4.58%	4.53%	4.56%	4.64%	4.66%
Investment income (4)	3,081	792	1,607	2,466	3,340
Investment gains (losses)	13	(21)	(36)	(32)	(56)
Ending carrying value	68,731	71,055	70,852	72,461	75,752
Real Estate and Real Estate Joint Ventures
Yield (1)	3.18%	3.39%	3.93%	3.84%	3.59%
Investment income (3)	297	83	192	282	352
Investment gains (losses) (3)	603	25	114	154	326
Ending carrying value	9,637	9,862	9,741	9,977	9,698
Policy Loans
Yield (1)	5.39%	5.12%	5.16%	5.23%	5.21%
Investment income	517	124	251	381	506
Ending carrying value	9,669	9,744	9,702	9,703	9,699
Equity Securities
Yield (1)	5.15%	3.79%	4.28%	4.41%	4.79%
Investment income	129	16	31	45	64
Investment gains (losses)	92	(31)	3	21	(75)
Ending carrying value	2,513	1,544	1,483	1,479	1,440
Other Limited Partnership Interests
Yield (1)	14.93%	15.10%	12.26%	13.15%	12.97%
Investment income (3)	797	219	360	589	792
Investment gains (losses) (3)	(59)	—	8	9	9
Ending carrying value	5,708	5,876	5,985	6,374	6,613
Cash and Short-term Investments
Yield (1)	1.48%	1.87%	2.09%	2.33%	2.41%
Investment income	132	46	107	178	244
Investment gains (losses)	(16)	(4)	(3)	(8)	(6)
Ending carrying value	17,571	19,048	20,165	17,721	19,758
Other Invested Assets (1)
Investment income (3)	655	228	459	670	887
Investment gains (losses) (3)	(97)	(126)	(184)	(167)	(162)
Ending carrying value	17,263	17,486	17,017	16,336	18,190
Total Investments
Investment income yield (1)	4.53%	4.50%	4.52%	4.57%	4.56%
Investment fees and expenses yield	(0.14)%	(0.13)%	(0.13)%	(0.13)%	(0.12)%
Net Investment Income Yield (1), (3)	4.39%	4.37%	4.39%	4.44%	4.44%
Investment income	$17,009	$4,347	$8,791	$13,375	$17,863
Investment fees and expenses	(511)	(128)	(245)	(366)	(479)
Net investment income including Divested businesses	16,498	4,219	8,546	13,009	17,384
Less: Net investment income from Divested businesses	(46)	—	—	1	1
Net Investment Income, as reported on an adjusted basis (3)	$16,544	$4,219	$8,546	$13,008	$17,383
Ending Carrying Value (3)	$440,888	$440,262	$441,936	$439,571	$440,286
Gross investment gains	$1,703	$163	$487	$930	$1,499
Gross investment losses	(630)	(297)	(607)	(839)	(1,279)
Writedowns	(219)	(118)	(119)	(149)	(179)
Investment Portfolio Gains (Losses) (3)	854	(252)	(239)	(58)	41
Investment portfolio gains (losses) income tax (expense) benefit	(296)	51	12	(65)	(75)
Investment Portfolio Gains (Losses), Net of Income Tax	$558	$(201)	$(227)	$(123)	$(34)

Derivative gains (losses) (3)	$(1,000)	$244	$72	$(425)	$399
Derivative gains (losses) income tax (expense) benefit	485	(84)	(27)	98	(103)
Derivative Gains (Losses), Net of Income Tax	$(515)	$160	$45	$(327)	$296

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-8 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed equity securities and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $865 million, $936 million, $660 million, $680 million and $871 million in ending carrying value, and $68 million, $6 million, $14 million, $25 million and $51 million of investment income related to fair value option securities at or for the year-to-date period ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities and FVO Brighthouse common stock of $15,874 million, $15,502 million, $13,182 million, $12,855 million and $11,741 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $6 million, $6 million, $5 million and $4 million at December 31,2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net investment gains (losses) - GAAP basis	$(308)	$(333)	$(560)	$(443)	$(298)
Less: Operating joint venture adjustments	—	(1)	(1)	(1)	(1)
Less: Partnerships at fair value	—	(5)	(6)	6	12
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(1,162)	(75)	(314)	(390)	(350)
Investment portfolio gains (losses) - in above yield table	$854	$(252)	$(239)	$(58)	$41

	For the Year-to-Date Period Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net derivative gains (losses) - GAAP basis	$(590)	$349	$290	$(88)	$851
Less: Investment hedge adjustments	435	110	229	354	475
Less: Settlement of foreign currency earnings hedges	(22)	(4)	(9)	(14)	(19)
Less: PAB hedge adjustments	(3)	(1)	(2)	(3)	(4)
Derivative gains (losses) - in above yield table	$(1,000)	$244	$72	$(425)	$399

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$82,661	26.8%	$81,834	26.8%	$84,026	27.5%	$83,795	27.5%	$78,948	26.4%
Foreign government securities		61,534	19.9%	64,510	21.2%	61,682	20.1%	60,472	19.8%	62,288	20.9%
Foreign corporate securities		55,569	18.0%	55,463	18.2%	54,277	17.7%	54,220	17.8%	56,703	19.0%
U.S. government and agency securities		47,394	15.3%	43,827	14.4%	45,387	14.8%	45,572	14.9%	39,322	13.2%
Residential mortgage-backed securities		28,800	9.3%	27,411	9.0%	27,845	9.1%	27,658	9.1%	27,961	9.4%
Asset-backed securities		12,291	4.0%	11,764	3.9%	12,866	4.2%	12,815	4.2%	12,472	4.2%
Municipals		12,455	4.0%	12,192	4.0%	12,026	3.9%	11,600	3.8%	11,533	3.9%
Commercial mortgage-backed securities		8,227	2.7%	7,710	2.5%	8,222	2.7%	8,708	2.9%	9,038	3.0%
Total Fixed Maturity Securities Available-For-Sale		$308,931	100.0%	$304,711	100.0%	$306,331	100.0%	$304,840	100.0%	$298,265	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$218,830	70.8%	$214,446	70.4%	$215,582	70.4%	$213,898	70.2%	$208,806	70.0%
2	Baa	72,396	23.4%	72,531	23.8%	73,442	24.0%	74,059	24.3%	73,141	24.5%
3	Ba	11,711	3.8%	11,551	3.8%	11,189	3.6%	11,042	3.6%	11,158	3.7%
4	B	5,155	1.7%	5,332	1.7%	5,268	1.7%	5,062	1.7%	4,498	1.6%
5	Caa and lower	833	0.3%	827	0.3%	826	0.3%	755	0.2%	647	0.2%
6	In or near default	6	—%	24	—%	24	—%	24	—%	15	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$308,931	100.0%	$304,711	100.0%	$306,331	100.0%	$304,840	100.0%	$298,265	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$1,737	91.3%	$3,251	94.7%	$4,557	95.0%	$4,924	94.4%	$5,340	89.7%
20% or more for less than six months		49	2.6%	97	2.8%	174	3.6%	214	4.1%	460	7.7%
20% or more for six months or greater		117	6.1%	85	2.5%	67	1.4%	77	1.5%	155	2.6%
Total Gross Unrealized Losses		$1,903	100.0%	$3,433	100.0%	$4,798	100.0%	$5,215	100.0%	$5,955	100.0%

Total Gross Unrealized Gains		$24,765		$21,045		$18,872		$16,787		$17,404

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018

Commercial mortgage loans	$44,375		$46,690		$46,075		$47,460		$48,463
Agricultural mortgage loans	13,014		13,098		13,293		13,677		14,905
Residential mortgage loans	11,656		11,594		11,809		11,660		12,726
Total Mortgage Loans	69,045		71,382		71,177		72,797		76,094
Valuation allowances	(314)		(327)		(325)		(336)		(342)
Total Mortgage Loans, net	$68,731		$71,055		$70,852		$72,461		$75,752

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	December 31, 2017		March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,875	22.3%	$10,583	22.7%	$10,695	23.2%	$10,878	22.9%	$10,884	22.5%
International	9,101	20.5%	9,500	20.3%	8,869	19.2%	9,497	20.0%	9,281	19.1%
Middle Atlantic	7,231	16.3%	7,467	16.0%	7,455	16.2%	7,434	15.7%	7,911	16.3%
South Atlantic	5,311	12.0%	5,552	11.9%	5,534	12.0%	5,789	12.2%	6,347	13.1%
West South Central	3,819	8.6%	3,664	7.8%	3,775	8.2%	4,001	8.4%	3,951	8.1%
East North Central	2,683	6.0%	2,687	5.7%	2,573	5.6%	2,768	5.8%	2,840	5.9%
New England	901	2.0%	1,129	2.4%	1,127	2.4%	1,141	2.4%	1,481	3.1%
Mountain	1,188	2.7%	1,355	2.9%	1,364	3.0%	1,378	2.9%	1,387	2.9%
West North Central	477	1.1%	589	1.3%	598	1.3%	596	1.3%	594	1.2%
East South Central	840	1.9%	963	2.1%	968	2.1%	1,072	2.3%	564	1.2%
Multi-Region and Other	2,949	6.6%	3,201	6.9%	3,117	6.8%	2,906	6.1%	3,223	6.6%
Total	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%

Office	$22,602	50.9%	$23,474	50.3%	$23,295	50.5%	$24,096	50.8%	$23,995	49.5%
Retail	8,032	18.1%	8,247	17.7%	8,462	18.4%	8,701	18.3%	9,089	18.7%
Apartment	6,113	13.8%	6,600	14.1%	6,397	13.9%	6,416	13.5%	7,018	14.5%
Industrial	3,125	7.0%	3,699	7.9%	3,736	8.1%	3,775	8.0%	3,719	7.7%
Hotel	3,620	8.2%	3,797	8.1%	3,317	7.2%	3,327	7.0%	3,479	7.2%
Other	883	2.0%	873	1.9%	868	1.9%	1,145	2.4%	1,163	2.4%
Total	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLIfe, Inc.'s common shareholders	$2,272	$1,247	$845	$880	$2,010	$3,907	$4,982
Add: Preferred stock dividends	45	6	46	32	57	103	141
Add: Net Income (loss) attributable to noncontrolling interests	(2)	4	3	3	(5)	10	5
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	(986)	—
Income (loss) from continuing operations, net of income tax	2,315	1,257	894	915	2,062	$5,006	$5,128
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	106	(333)	(227)	117	145	(308)	(298)
Net derivative gains (losses)	(55)	349	(59)	(378)	939	(590)	851
Premiums - Divested businesses	—	—	—	—	—	(347)	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	(2)	(5)	(5)	11	(8)	12	(7)
GMIB fees	31	30	31	32	27	125	120
Divested businesses	—	7	—	—	—	(34)	7
Net investment income
Investment hedge adjustments	(85)	(110)	(119)	(125)	(121)	(435)	(475)
Operating joint venture adjustments	—	1	—	—	—	—	1
Unit-linked contract income	436	(353)	286	149	(765)	1,300	(683)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	(12)	(21)	(1)	(27)	—	(61)
Divested businesses	—	—	—	1	—	(46)	1
Other revenues
Settlement of foreign currency earnings hedges	6	4	5	5	5	22	19
TSA fees	—	79	78	78	70	—	305
Divested businesses	—	—	—	—	—	(135)	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	77	(41)	—	13	(1)	31	(29)
GMIB costs	(72)	(5)	(51)	(168)	78	(350)	(146)
Market value adjustments	(3)	(1)	1	—	1	(22)	1
Divested businesses	—	—	—	—	—	137	—
Interest credited to policyholder account balances
PAB hedge adjustments	—	1	1	1	1	3	4
Unit-linked contract costs	(420)	347	(268)	(133)	730	(1,264)	676
Divested businesses	—	—	—	—	—	(33)	—
Capitalization of DAC - Divested businesses	—	1	—	—	—	(34)	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	28	14	10	(89)	(44)	60	(109)
Related to GMIB fees and GMIB costs	(21)	(10)	(9)	(19)	(68)	(2)	(106)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	(91)	—
Amortization of negative VOBA
Related to market value adjustments	1	1	—	—	—	9	1
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	(30)	(15)	(18)	16	(63)
Other expenses
Noncontrolling interest	(5)	7	5	3	(5)	12	10
Regulatory implementation costs	—	(1)	(2)	(3)	(5)	—	(11)
Acquisition, integration and other costs	(23)	(11)	(14)	(13)	14	(65)	(24)
TSA fees	—	(79)	(78)	(78)	(70)	—	(305)
Divested businesses	(244)	(10)	(53)	(9)	4	(491)	(68)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1,837	(42)	41	128	(213)	3,188	(86)
Adjusted earnings	723	1,429	1,372	1,408	1,393	4,338	5,602
Less: Preferred stock dividends	45	6	46	32	57	103	141
Adjusted earnings available to common shareholders	$678	$1,423	$1,326	$1,376	$1,336	$4,235	$5,461

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$15	$—
Catastrophe experience and prior year development, net	7	—	—	—	—	(48)	—
Actuarial assumption review and other insurance adjustments	(110)	62	—	(68)	—	63	(6)
Litigation reserves & settlement costs	(55)	—	—	—	(60)	(76)	(60)
Expense initiative costs	(42)	(34)	(62)	(88)	(100)	(102)	(284)
Other expense-related items	—	—	—	—	—	(36)	—
Tax adjustments	(298)	—	—	—	247	(438)	247
Total notable items	$(498)	$28	$(62)	$(156)	$87	$(622)	$(103)

U.S.
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$22	$—
Catastrophe experience and prior year development, net	7	—	—	—	—	(48)	—
Actuarial assumption review and other insurance adjustments	(62)	—	—	37	—	(62)	37
Total notable items	$(55)	$—	$—	$37	$—	$(88)	$37

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$3	$—
Actuarial assumption review and other insurance adjustments	—	—	—	37	—	—	37
Total notable items	$—	$—	$—	$37	$—	$3	$37

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$17	$—
Actuarial assumption review and other insurance adjustments	(62)	—	—	—	—	(62)	—
Total notable items	$(62)	$—	$—	$—	$—	$(45)	$—

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$2	$—
Catastrophe experience and prior year development, net	7	—	—	—	—	(48)	—
Total notable items	$7	$—	$—	$—	$—	$(46)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$(3)	$—
Actuarial assumption review and other insurance adjustments	—	—	—	(86)	—	8	(86)
Total notable items	$—	$—	$—	$(86)	$—	$5	$(86)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$(1)	$—
Actuarial assumption review and other insurance adjustments	—	—	—	28	—	15	28
Total notable items	$—	$—	$—	$28	$—	$14	$28

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(23)	$—	$(8)	$(23)
Total notable items	$—	$—	$—	$(23)	$—	$(8)	$(23)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$1	$—
Actuarial assumption review and other insurance adjustments	(48)	62	—	(24)	—	110	38
Total notable items	$(48)	$62	$—	$(24)	$—	$111	$38

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Variable investment income	$—	$—	$—	$—	$—	$(4)	$—
Litigation reserves & settlement costs	(55)	—	—	—	(60)	(76)	(60)
Expense initiative costs	(42)	(34)	(62)	(88)	(100)	(102)	(284)
Other expense-related items	—	—	—	—	—	(36)	—
Tax adjustments	(298)	—	—	—	247	(438)	247
Total notable items	$(395)	$(34)	$(62)	$(88)	$87	$(656)	$(97)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Total MetLife, Inc.'s stockholders' equity	$58,676	$56,310	$53,633	$51,625	$52,741
Less: Preferred stock	2,066	2,560	3,340	3,340	3,340
MetLife, Inc.'s common stockholders' equity	56,610	53,750	50,293	48,285	49,401
Less: Net unrealized investment gains (losses), net of income tax	13,662	11,547	9,703	7,946	8,655
Defined benefit plans adjustment, net of income tax	(1,845)	(2,206)	(2,179)	(2,051)	(2,028)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	44,793	44,409	42,769	42,390	42,774
Less: Goodwill, net of income tax	9,322	9,428	9,205	9,147	9,133
VODA and VOCRA, net of income tax	378	365	341	316	312
Total MetLife, Inc.'s tangible common stockholders' equity	$35,093	$34,616	$33,223	$32,927	$33,329

Unaudited (In millions, except per share data)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Book value per common share	$54.24	$52.49	$50.28	$48.94	$51.53
Less: Net unrealized investment gains (losses), net of income tax	13.09	11.28	9.70	8.05	9.03
Defined benefit plans adjustment, net of income tax	(1.77)	(2.15)	(2.18)	(2.08)	(2.12)
Book value per common share, excluding AOCI other than FCTA	42.92	43.36	42.76	42.97	44.62
Less: Goodwill, net of income tax	8.93	9.20	9.20	9.28	9.52
VODA and VOCRA, net of income tax	0.36	0.36	0.34	0.32	0.33
Book value per common share - tangible common stockholders' equity	$33.63	$33.80	$33.22	$33.37	$34.77

Common shares outstanding, end of period	1,043.6	1,024.1	1,000.2	986.6	958.6

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018

Return on MetLife, Inc.'s:
Common stockholders' equity	16.3%	9.0%	6.5%	7.1%	16.5%	6.3%	9.6%
Common stockholders' equity, excluding AOCI other than FCTA	20.6%	11.2%	7.8%	8.3%	18.9%	7.7%	11.5%
Tangible common stockholders' equity (2)	26.4%	14.4%	10.1%	10.8%	24.4%	9.6%	14.8%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	4.9%	10.3%	10.2%	11.2%	10.9%	6.8%	10.6%
Common stockholders' equity, excluding AOCI other than FCTA	6.1%	12.8%	12.2%	12.9%	12.5%	8.4%	12.6%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	6.1%	12.8%	12.2%	12.9%	12.5%	10.3%	12.6%
Tangible common stockholders' equity (3)	8.0%	16.4%	15.8%	16.8%	16.2%	10.4%	16.3%

Average common stockholders' equity	$55,763	$55,180	$52,022	$49,289	$48,843	$62,154	$51,668
Average common stockholders' equity, excluding AOCI other than FCTA	$44,122	$44,601	$43,589	$42,580	$42,582	$50,491	$43,427
Average common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$44,122	$44,601	$43,589	$42,580	$42,582	$40,955	$43,427
Average tangible common stockholders' equity	$34,509	$34,855	$33,920	$33,075	$33,128	$40,903	$33,838

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 of $8 million, $10 million, $10 million, $10 million and $9 million, respectively, and for the years ended December 31, 2017 and 2018 of $39 million for each of the years.

(3) Adjusted earnings (losses) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 of $8 million, $10 million, $10 million, $10 million and $9 million, respectively, and for the years ended December 31, 2017 and 2018 of $33 million and $39 million, respectively.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2)
RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S.
GROUP BENEFITS	30.7%	22.5%	36.2%	51.9%	37.5%
RETIREMENT AND INCOME SOLUTIONS	17.0%	15.4%	30.2%	21.5%	23.1%
PROPERTY & CASUALTY	20.8%	20.1%	13.2%	18.4%	17.3%
TOTAL U.S.	21.5%	18.0%	28.8%	28.8%	25.8%
ASIA	11.8%	15.8%	6.6%	(0.7)%	21.7%
LATIN AMERICA	8.0%	23.6%	6.6%	25.1%	4.7%
EMEA	11.3%	10.0%	8.2%	6.4%	9.2%
METLIFE HOLDINGS	9.4%	13.7%	8.1%	2.5%	16.1%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S.	25.0%	20.9%	33.4%	33.4%	29.9%
ASIA	18.8%	23.9%	10.0%	(1.0)%	32.9%
LATIN AMERICA	13.8%	39.4%	11.1%	41.9%	7.9%
EMEA	18.4%	16.4%	13.4%	10.7%	15.1%
METLIFE HOLDINGS	10.5%	15.4%	9.3%	3.0%	18.0%

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S.
GROUP BENEFITS	32.7%	31.2%	37.3%	52.9%	32.9%
RETIREMENT AND INCOME SOLUTIONS	12.5%	21.8%	22.4%	21.8%	22.9%
PROPERTY & CASUALTY	20.4%	20.7%	13.6%	18.6%	21.4%
TOTAL U.S.	19.5%	24.1%	24.7%	29.3%	25.2%
ASIA	9.9%	9.2%	10.2%	7.5%	7.9%
LATIN AMERICA	17.0%	17.8%	18.5%	21.7%	17.5%
EMEA	9.8%	9.3%	9.9%	6.3%	6.3%
METLIFE HOLDINGS	6.9%	16.9%	11.1%	13.0%	8.9%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S.	22.7%	27.9%	28.6%	33.9%	29.2%
ASIA	15.8%	13.9%	15.4%	11.3%	12.0%
LATIN AMERICA	29.3%	29.8%	30.9%	36.2%	29.1%
EMEA	16.1%	15.3%	16.2%	10.5%	10.5%
METLIFE HOLDINGS	7.8%	19.0%	12.6%	14.6%	10.0%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2017	2018	2017	2018
U.S.
GROUP BENEFITS		$2,816	$2,797
RETIREMENT AND INCOME SOLUTIONS		5,538	6,209
PROPERTY & CASUALTY		1,862	1,851
TOTAL U.S.		$10,216	$10,857	$8,792	$9,389
ASIA		$12,587	$14,260	$7,898	$9,456
LATIN AMERICA		$2,933	$3,139	$1,704	$1,880
EMEA		$3,210	$3,473	$2,017	$2,176
METLIFE HOLDINGS		$11,247	$10,063	$10,179	$9,066

(3) Net income (loss) available to MetLife, Inc.'s common shareholders used to calculate the return on allocated tangible equity and adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$2	$2	$2	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$4	$5	$5	$5	$4

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S. (1)	$6,038	$5,679	$11,767	$6,889	$5,725
ASIA	2,076	2,070	1,998	2,110	2,095
LATIN AMERICA	910	889	913	901	956
EMEA	622	629	642	627	642
METLIFE HOLDINGS (1)	1,453	1,331	1,326	1,305	1,385
CORPORATE & OTHER (1)	82	94	85	53	219
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,181	$10,692	$16,731	$11,885	$11,022
Adjusted premiums, fees and other revenues	$11,300	$10,929	$16,889	$11,938	$11,022

ASIA (including operating joint ventures) (2), (3)	$2,285	$2,292	$2,206	$2,326	$2,338

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S. (1)	$926	$961	$965	$982	$994
ASIA	934	916	945	932	969
LATIN AMERICA	377	295	336	342	369
EMEA	365	328	324	329	355
METLIFE HOLDINGS (1)	333	276	275	264	266
CORPORATE & OTHER (1)	280	232	259	314	102
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,215	$3,008	$3,104	$3,163	$3,055
Other expenses, as reported on an adjusted basis	$3,277	$3,110	$3,177	$3,187	$3,055

ASIA (including operating joint ventures) (2), (3)	$1,021	$1,002	$1,033	$1,024	$1,073

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
U.S. (1)	$498	$653	$671	$795	$685
ASIA	305	314	354	264	281
LATIN AMERICA	115	131	124	163	137
EMEA	72	70	79	54	55
METLIFE HOLDINGS (1)	194	425	280	327	223
CORPORATE & OTHER (1)	(528)	(203)	(219)	(237)	(45)
Adjusted earnings available to common shareholders on a constant currency basis	$656	$1,390	$1,289	$1,366	$1,336
Adjusted earnings available to common shareholders	$678	$1,423	$1,326	$1,376	$1,336

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) Vietnam, (ii) China, (iii) Malaysia and (iv) India.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding pension risk transfer	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders on a constant currency basis	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted return on equity	(x)	return on equity
(xi)	adjusted return on equity, excluding AOCI other than FCTA	(xi)	return on equity
(xii)	adjusted return on equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xii)	return on equity
(xiii)	adjusted tangible return on equity	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	capitalization of DAC, as reported on an adjusted basis	(xvi)	capitalization of DAC
(xvii)	other expenses, as reported on an adjusted basis	(xvii)	other expenses
(xviii)	other expenses, as reported on an adjusted basis, on a constant currency basis	(xviii)	other expenses
(xix)	MetLife, Inc.’s tangible common stockholders’ equity	(xix)	MetLife, Inc.’s stockholders’ equity
(xx)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xx)	MetLife, Inc.’s stockholders’ equity
(xxi)	MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xxi)	MetLife, Inc.’s stockholders’ equity
(xxii)	book value per common share, excluding AOCI other than FCTA	(xxii)	book value per common share
(xxiii)	book value per common share - tangible common stockholders' equity	(xxiii)	book value per common share
(xxiv)	adjusted expense ratio	(xxiv)	expense ratio
(xxv)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxv)	expense ratio
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders; and
•	adjusted earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses (continued)
The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-Linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate.  Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•
MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Return on allocated equity: net income (loss) available to MetLife, Inc.'s common shareholders divided by allocated equity.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures (continued)
•
MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•
Return on allocated tangible equity: net income (loss) available to MetLife, Inc.'s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•
All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
FVO	Fair value option
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements